JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Shares Classes)

Supplement dated November 19, 2018

to Prospectuses, dated May 1, 2018, as supplemented

Effective immediately, the “More About the Portfolio — Additional Fee Waiver and/or Expense Reimbursement” section of each Prospectus is hereby deleted and replaced by the following:

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Portfolio may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Portfolio’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Portfolio reflects the voluntary waiver of fees and/or reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMIT-1118